Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL

To Tender Class A Units of

ML MACADAMIA ORCHARDS, L.P.

At $2.20 Net Per Class A Unit

Pursuant to the Offer to Purchase Dated October 7, 2009 by

CRESCENT RIVER AGRICULTURE LLC,

a wholly owned subsidiary of CRESCENT RIVER LLC,

a company wholly owned by Farhad Fred Ebrahimi

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 11:59 P.M. NEW YORK CITY TIME ON THURSDAY, NOVEMBER 12, 2009, UNLESS THE OFFER IS EXTENDED (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED, THE “EXPIRATION TIME”).

The Depositary for the Offer is:

If delivering by mail: American Stock Transfer & Trust Company Operations Center Attn: Reorganization Department P.O. Box 2042 New York, New York 10272-2042	If delivering by hand or courier: American Stock Transfer & Trust Company Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219

The Information Agent for the Offer is:

199 Water Street – 26th Floor

New York, NY 10038

Banks and Brokers Call: (212) 440-9800

Call Toll Free: (877) 901-6134

Pursuant to the offer of Crescent River Agriculture LLC to purchase Class A Units of ML Macadamia Orchards, L.P., the undersigned encloses herewith the following certificates representing Class A Units:

DESCRIPTION OF CLASS A UNITS TENDERED (See Instructions 3 and 4)
Name(s) and address(es) of Registered Holder(s) (If blank, please fill in exactly as name(s) appear(s) on Class A Unit Certificate(s))	Class A Units Tendered (Attach Additional Signed List if Necessary)
	Certificate Number(s)*	Total Number of Class A Units Represented by Certificate(s)*	Number of Class A Units Tendered**

Total Class A Units:
	*	Need not be completed if transfer is made by book-entry transfer.
	**	Unless otherwise indicated, it will be assumed that all Class A Units described above are being tendered. See Instruction 4.

This letter of transmittal must be received by the Depositary at one of the above addresses before the expiration time (in addition to the other requirements detailed in this letter of transmittal and its instructions). Delivery of this letter of transmittal to an address other than as set forth above does not constitute a valid delivery.

Delivery will be deemed made only when documents and certificates are actually received by the Depositary. If delivery is by mail, it is recommended that all such documents be sent by registered mail with return receipt requested, properly insured. In all cases, sufficient time should be allowed to ensure timely delivery.

PLEASE READ THE OFFER TO PURCHASE AND THIS ENTIRE LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

LOST CERTIFICATES.  If any certificate representing Class A Units that you own has been lost, stolen destroyed or mutilated, promptly call American Stock Transfer & Trust Company, LLC, the transfer agent for the Class A Units, at (800) 937-5449 for further instructions. (See Instruction 11).

You have received this Letter of Transmittal in connection with the offer of Crescent River Agriculture LLC (“Purchaser”) to purchase up to 750,000 Class A Units of ML Macadamia Orchards, L.P. (the “Partnership”), at a price of $2.20 per Class A Unit, net to the seller in cash, without interest and less any applicable withholding taxes, as described in the Offer to Purchase, dated October 7, 2009.

You should use this Letter of Transmittal to deliver to American Stock Transfer Trust Company, LLC (the “Depositary”), Class A Units represented by certificates or held in book-entry form on the books of the Partnership for tender. If you are delivering your Class A Units by book-entry transfer to an account maintained by the Depositary at The Depositary Trust Company (“DTC”) (referred to as the “book-entry transfer facility” in to Section 2 of the Offer to Purchase), you may use this Letter of Transmittal or you may use an Agent’s Message (as defined in Instruction 2 below). Delivery of documents to DTC will not constitute delivery to the Depositary.

If the certificates for your Class A Units are not immediately available or you cannot comply with the procedures for book-entry transfer before the Expiration Time or cannot deliver all other documents required by this Letter of Transmittal to the Depositary before the Expiration Time, you may tender their Class A Units according to the guaranteed delivery procedures set forth in Section 2 of the Offer to Purchase. See Instruction 2 below. If you want to retain your Class A Units, you do not need to take any action.

Questions and request for assistance or additional copies of this Letter of Transmittal or any of the other offering documents may be directed to the Information Agent at the address or telephone number set forth on the back cover of this letter of transmittal. Your bank or broker can also assist you in completing this form.

BOOK-ENTRY TRANSFER (SEE INSTRUCTION 2)

☐	CHECK HERE IF CLASS A UNITS ARE BEING TENDERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING (ONLY FINANCIAL INSTITUTIONS THAT ARE PARTICIPANTS IN DTC MAY DELIVER CLASS A UNITS BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:

Institution’s DTC Participant Number:

Account Number:

Transaction Code Number:

PRIOR GUARANTEED DELIVERY (SEE INSTRUCTION 2)

☐	CHECK HERE IF TENDERED CLASS A UNITS ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY. ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holders:

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

Institution’s DTC Participant Number:

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

The undersigned hereby tenders to Crescent River Agriculture LLC, a Colorado limited liability company (“Purchaser”), the above-described Class A Units (the “Class A Units”) of ML Macadamia Orchards, L.P., a Delaware limited partnership (the “Partnership”), whether represented by certificate(s), on the terms and subject to the conditions set forth in Purchaser’s Offer to Purchase dated October 7, 2009 (the “Offer to Purchase”), and this letter of transmittal (the “Letter of Transmittal”) which together, as they may be amended or supplemented from time to time, constitute the “Offer.”

Subject to and effective upon acceptance for payment and payment for the Class A Units tendered with this Letter of Transmittal in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser, all right, title and interest in and to all the Class A Units that are being tendered hereby and any and all noncash dividends, distributions, rights, other Class A Units or other securities issued or issuable in respect thereof on or after the Expiration Time (collectively, “Distributions”). In addition, the undersigned hereby irrevocably constitutes and appoints American Stock Transfer & Trust Company, LLC (the “Depositary”), the true and lawful agent and attorney-in-fact of the undersigned with respect to such Class A Units and any Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned’s rights with respect to such Class A Units and any Distributions to (a) deliver certificate(s) for such Class A Units and any Distributions or transfer ownership of such Class A Units on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (b) present such Class A Units and any Distributions for transfer on the Partnership’s books and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Class A Units and any Distributions, all in accordance with the terms and subject to the conditions of the Offer.

The undersigned hereby irrevocably appoints each of the designees of Purchaser the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the full extent of such unitholder’s rights with respect to the Class A Units tendered hereby which have been accepted for payment and with respect to any Distributions. The designees of Purchaser will, with respect to the Class A Units and any associated Distributions for which the appointment is effective, be empowered to exercise all voting and any other rights of such unitholder, as they, in their sole discretion, may deem proper at any annual, special, adjourned or postponed meeting of the Partnership’s unitholders, by written consent in lieu of any such meeting or otherwise. This proxy and power of attorney shall be irrevocable and coupled with an interest in the tendered Class A Units. Such appointment is effective when, and only to the extent that, Purchaser accepts the Class A Units tendered with this Letter of Transmittal for payment pursuant to the Offer. Upon the effectiveness of such appointment, without further action, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Class A Units and any associated Distributions will be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective). Purchaser reserves the right to require that, in order for Class A Units to be deemed validly tendered, immediately upon Purchaser’s acceptance of payment of such Class A Units, Purchaser must be able to exercise full voting, consent and other rights, to the extent permitted under applicable law, with respect to such Class A Units and any associated Distributions, including voting at any meeting of unitholders or executing a written consent concerning any matter.

The undersigned hereby represents and warrants that (a) the undersigned owns the Class A Units tendered hereby within the meaning of Rule 14e-4 of the Securities and Exchange Act, as amended (the “Exchange Act”), and has full power and authority to tender, sell, assign and transfer the Class A Units and any Distributions tendered hereby and that, when and to the extent the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, restrictions, claims, charges and encumbrances, and the same will not be subject to any adverse claim or right; (b) the undersigned is the registered owner of the Class A Units, or the certificate(s) for such Class A Units have been endorsed to the undersigned in blank, or the undersigned is a participant in DTC whose name appears on a security position listing as the owner of the Shares, (c) the undersigned will, on request by the Depositary or Purchaser, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Class A Units and any Distributions tendered hereby. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of Purchaser any and all Distributions in respect of the Class A Units tendered hereby, accompanied by appropriate documentation of transfer and, pending such remittance or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of any such Distributions and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by Purchaser in its sole discretion.

All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding on the undersigned and any successors, assigns, heirs, personal representatives, executors, administrators and other legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase and this Letter of Transmittal, this tender is irrevocable. See Section 3 – “Withdrawal Rights” of the Offer to Purchase.”

The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Purchaser may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Class A Units tendered or may accept for payment fewer than all of the Class A Units tendered hereby. In such event, the undersigned understands that certificates for any Class A Units delivered herewith but not tendered or not purchased will be returned to the undersigned at the address indicated above.

The undersigned understands that acceptance of Class A Units validly tendered pursuant to the procedures described in this Letter of Transmittal and Offer to Purchase by Purchaser for payment will constitute a binding agreement between the undersigned and Purchaser on the terms and subject to the conditions of the Offer. The undersigned acknowledges that no interest will be paid on the purchase price for tendered Class A Units.

Unless otherwise indicated herein under “Special Payment Instructions,” please issue a check for payment of the purchase price for any Class A Units tendered hereby that are purchased and/or return any certificates for Class A Units not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing under “Description of Class A Units Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for payment of the purchase price for any Class A Units that are tendered hereby that are purchased and/or return any certificates for Class A Units not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under “Description of Class A Units Tendered.” In the event that both the “Special Delivery Instructions” and the “Special Payment Instructions” herein are completed, please issue the check for payment of the purchase price for any Class A Units tendered hereby that are purchased and/or return any certificates for Class A Units not tendered or not accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. In the case of a book-entry delivery of the Class A Units, please credit any Class A Units tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the book-entry transfer facility designated above in accordance with the instructions of the broker. The undersigned recognizes that Purchaser has no obligation pursuant to the “Special Payment Instructions” to transfer any Class A Units from the name of the registered holder(s) thereof if Purchaser does not accept for payment any of the Class A Units so tendered.

SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if certificates for Class A Units
not tendered or not accepted for payment and/or the check
for payment of the purchase price of Class A Units
accepted for payment are to be issued in the name of
someone other than the undersigned.

Issue: ☐ Check ☐ Certificate(s) to: Name (Please Type or Print) Address (Include Zip Code) (Taxpayer Identification or Social Security Number)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if certificates for Class A Units
not tendered or not accepted for payment and/or the check
for payment of the purchase price of Class A Units
accepted for payment are to be sent to someone other than
the undersigned or to the undersigned at an address other
than that above.

Issue: ☐ Check ☐ Certificate(s) to: Name (Please Type or Print) Address (Include Zip Code)

IMPORTANT – PLEASE SIGN HERE

(Also Complete Enclosed Substitute Form W-9)

(Non-U.S. Unitholders Please Obtain and Complete IRS Form W-8 BEN

or Other Applicable IRS Form W-8)

By signing below, the undersigned expressly agrees to the terms and conditions set forth above.

X

X

(Signature(s) of Unitholder(s))

Dated:                                     , 2009

(Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) for the Class A Units or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s):

(Please Type or Print)

Capacity (Full Title):

Address:

(Include Zip Code)

Daytime Area Code and Telephone Number:

Tax Identification or Social Security Number:

GUARANTEE OF SIGNATURE(S)

(If Required – See Instructions 1 and 5)

Authorized Signature:

Name:

(Please Type or Print)

Name of Firm:

Title:

Address:

(Include Zip Code)

Daytime Area Code and Telephone Number:

Dated:                                     , 2009

Place medallion guarantee in space below:

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1.            Guarantee of Signatures.  Except as provided below, all signatures on this Letter of Transmittal must be guaranteed by a “financial institution” (including most commercial banks, savings and loan associations and brokerage houses), that is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc., including the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchanges Medallion Program, or is otherwise an “eligible guarantor institution,” as that term is defined in Rule 17Ad-15 under the Exchange Act (each, an “Eligible Institution”). Signature guarantees on this Letter of Transmittal need not be guaranteed if either (a) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, includes any participant in DTC’s system whose name appears on a security position listing as the owner of the Class A Units) of Class A Units tendered herewith and such registered holder has not completed either the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” on this Letter of Transmittal or (b) such Class A Units are tendered for the account of an Eligible Institution. Unitholders may also need to have any certificates they deliver endorsed or accompanied by a stock power, and the signatures on those documents also may need to be guaranteed. See Instruction 5.

2.            Delivery of Letter of Transmittal and Certificates or Book Entry Confirmations.  This Letter of Transmittal is to be used if (a) certificates are to be delivered with it to the Depositary, (b) such certificates will be delivered under a Notice of Guaranteed Delivery previously sent to the Depositary, or (c) unless an Agent’s Message (defined below) is utilized, if tenders are to be made pursuant to the procedure for tender by book-transfer set forth in Section 2 of the Offer to Purchase. A manually executed facsimile of this document may be used in lieu of an original. For a unitholder to validly tender Class A Units pursuant to the Offer, either (a) a Letter of Transmittal, properly completed and duly executed together with any signature guarantees, or, in the case of a book-entry transfer, an Agent’s Message, and any other required documents must be received by the Depositary at its address set forth on the front of this Letter of Transmittal prior to the Expiration Time, and either certificates for tendered Class A Units must be received by the Depositary at such address or Class A Units must be delivered pursuant to the procedures for book-entry transfer herein (and a book-entry confirmation must be received by the Depositary), in each case prior to the Expiration Time, or (b) the tendering unitholder must comply with the guaranteed delivery procedures set forth below and in “Guaranteed Delivery” in Section 2 of the Offer to Purchase.

The term “Agent’s Message” means a message transmitted by DTC to, and received by, the Depositary and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the participant in DTC tendering the Class A Units, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal, and that Purchaser may enforce such agreement against such participant.

Holders of Class A Units whose certificates are not immediately available or who cannot deliver certificates for their Class A Units and all other required documents to the Depositary before the Expiration Time, or whose Class A Units cannot be delivered before the Expiration Time under the procedures for book-entry transfer, may tender their Class A Units by or through any Eligible Institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery, or facsimile of it, and by otherwise complying with the guaranteed delivery procedure set forth in Section 2 of the Offer to Purchase. Under such procedure, the certificates for all physically tendered Class A Units or book-entry confirmations, as the case may be, as well as a properly completed and signed Letter of Transmittal, or manually signed facsimile of it, or an Agent’s Message, and all other documents required by this Letter of Transmittal, must be received by the Depositary within three business days after receipt by the Depositary of such Notice of Guaranteed Delivery, all as provided in Section 2 of the Offer to Purchase.

The Notice of Guaranteed Delivery may be delivered by hand, facsimile transmission or mail to the Depositary and must include, if necessary, a guarantee by an eligible institution in the form set forth in such notice. For Class A Units to be tendered validly under the guaranteed delivery procedure, the Depositary must receive the Notice of Guaranteed Delivery before the Expiration Time.

THE METHOD OF DELIVERY OF CLASS A UNITS, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE SOLE ELECTION AND RISK OF THE TENDERING HOLDER OF CLASS A UNITS. CLASS A UNITS WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY TO THE DEPOSITARY PRIOR TO THE EXPIRATION TIME.

No alternative, conditional or contingent tenders will be accepted and no fractional Class A Units will be purchased. All tendering unitholders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance for payment of their Class A Units.

3.            Inadequate Space.  If the space provided in the box entitled “Description of Class A Units Tendered” in this Letter of Transmittal is inadequate, the certificate numbers and/or the number of Class A Units should be listed on a separate signed schedule attached to this Letter of Transmittal.

4.            Partial Tenders (Not Applicable to Unitholders Who Tender by Book-Entry Transfer).  If fewer than all the Class A Units represented by any certificate submitted to the Depositary are to be tendered, fill in the number of Class A Units that are to be tendered in the box entitled “Number of Class A Units Tendered.” In such case, if any tendered Class A Units are purchased, new certificate(s) for the remainder of the Class A Units that were evidenced by the old certificate(s) will be sent to the registered holder(s) thereof, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Time. All Class A Units represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5.            Signatures on Letter of Transmittal and Endorsements.  If this Letter of Transmittal is signed by the registered holder(s) of the Class A Units tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without any change whatsoever.

If any of the Class A Units tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any Class A Units tendered hereby are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Class A Units.

If this Letter of Transmittal or any certificate is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of the authority of such person so to act must be submitted with this Letter of Transmittal to the Depositary.

If this Letter of Transmittal is signed by the registered owner(s) of the Class A Units tendered hereby, no endorsements of certificates are required unless payment of the purchase price is to be made, or certificates for Class A Units not tendered or accepted for payment are to be issued, to a person other than the registered owner(s). Signatures on any such certificates must be guaranteed by an Eligible Institution.

6.            Transfer Taxes.  Purchaser will pay any transfer taxes with respect to the transfer and sale of Class A Units to it pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if Class A Units not tendered or not accepted for purchase are to be registered in the name of any person other than the registered owner(s), or if tendered Class A Units are registered in the name of any person other than the person signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered owner(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

7.            Special Payment and Delivery Instructions.  If a check for the purchase price is to be issued, and/or certificates for any Class A Units not tendered or accepted for payment are to be issued or returned to, a person other than the signer of this Letter of Transmittal or to an address other than that shown in the box entitled “Special Payment Instructions” above, the appropriate boxes on this Letter of Transmittal should be completed and signatures must be guaranteed as described in Instructions 1 and 5.

8.            Irregularities; Waiver of Conditions.  Purchaser will determine in its sole discretion all questions as to the number of Class A Units to accept and the validity, eligibility (including time and receipt), and acceptance for payment of any tender of Class A Units. Any such determinations will be final and binding on all parties. Purchaser reserves the absolute right to reject any or all tenders of Class A Units it determines not to be in proper form, or subject to any contractual restrictions on transfer, or the acceptance of which or payment for which may, in Purchaser’s opinion, be unlawful. Purchaser also reserves the right to waive any defect or irregularity in the tender of any particular Class A Units, and Purchaser’s interpretation of the terms of the Offer, including these instructions, will be final and binding on all parties. No tender of Class A Units will be deemed to be validly made until all defects and irregularities have been cured or waived. Unless waived, all defects or irregularities in connection with tenders must be cured within such time as Purchaser shall determine. Purchaser and the Depositary shall make reasonable efforts to notify you of defects in submittals, but neither of them will incur any liability for failure to give any such notice.

9.            Tax Identification Number and Backup Withholding.  To prevent backup withholding on payments that are made to a U.S. unitholder or payee with respect to Class A Units purchased pursuant to the Offer, the unitholder or payee is required to provide the Depositary with such person’s correct taxpayer identification number (“TIN”) and certify that such unitholder or payee is not subject to backup withholding by completing the Substitute Form W-9 below or by establishing another basis for exemption from backup withholding. A tendering unitholder or payee that is a U.S. person must cross out item (2) in the certification box of the Substitute Form W-9 if such person is subject to backup withholding. In general, if a unitholder or payee is an individual, the TIN is the social security number of such individual. If a U.S. unitholder or payee does not have a TIN and has applied for one or intends to apply for one in the near future, such holder should write “Applied For” in the space provided for the TIN in Part 1 of the Substitute Form W-9, check the box in Part 4 and sign and date both the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. The Depositary will retain the backup withholding tax amount until such holder provides the Depositary with its certified TIN. If the U.S. unitholder does not provide the Depositary with a certified TIN by the time of payment, the Depositary will withhold 28% of all cash payments made to the U.S. Holder. Such amounts will be refunded if a TIN is provided to the Depositary within 60 days. If the Depositary is not provided with the correct TIN, the U.S. unitholder may be subject to penalties imposed by the IRS.

A tendering unitholder or payee who is a foreign individual or foreign entity should submit a properly completed IRS Form W-8BEN or other Form W-8 to the Depositary, certifying under penalties of perjury to the holder’s exempt status. IRS Form W-8 may be obtained from the Depositary or on the web at www.irs.gov.

Certain unitholders and payees (including, among others, corporations) are not subject to these backup withholding requirements. To avoid possible erroneous backup withholding, exempt U.S. Holders should complete and return the Substitute Form W-9 and check the “Exempt from backup withholding” box in Part 3.

Please consult your accountant or tax advisor for further guidance regarding completion of IRS Substitute Form W-9, IRS Form W-8 BEN, or another version of IRS Form W-8 to claim exemption from backup withholding, or contact the Depositary.

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER.

10.            Requests for Assistance or Additional Copies.  Questions or requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Information Agent at its address set forth on the front of this Letter of Transmittal.

11.            Lost, Destroyed or Stolen Certificates.  If any certificate for your Class A Units has been lost, destroyed, stolen or mutilated, you should promptly notify the Partnership’s transfer agent, American Stock Transfer & Trust Company, LLC, at the toll-free number (800) 937-5449. You will then be instructed by the transfer agent as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed.

IMPORTANT: This Letter of Transmittal, together with any required signature guarantees, or an Agent’s Message, together with certificates or book-entry confirmation on a properly completed and duly executed notice of guaranteed delivery and all other required documents must be received by the Depositary on or prior to the Expiration Time.

PAYER’S NAME:    AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”)	Part 1 – PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW		Social Security Number(s) OR Employer Identification Number(s)
	Part 2 – Certifications – Under penalties of perjury, I certify that:		Part 3
	(1)	The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);	Exempt from Backup Withholding ☐
(2)	I am not subject to backup withholding because (a) I am exempt from backup withholding or (b) I have not been notified by the
Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject
		to backup withholding; and	Part 4 Awaiting TIN ☐
	(3)	I am a U.S. person (including a U.S. resident alien)

Certification Instructions – You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax returns. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating you are no longer subject to backup withholding, do not cross out such item (2). If you are exempt from backup withholding, check the box in Part 3.

Signature:                                                                          Date:                                                           , 2009

Name:

(Please Type or Print)

Address:

City:                                                               State                                                   Zip Code:

COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me and that either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the Depositary by the time of payment, 28% of all reportable payments made to me will be withheld.

Signature:	Date:

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

The Depositary for the Offer is:

If delivering by mail: American Stock Transfer & Trust Company Operations Center Attn: Reorganization Department P.O. Box 2042 New York, New York 10272-2042	If delivering by hand or courier: American Stock Transfer & Trust Company Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219

DELIVERY WILL BE DEEMED MADE ONLY WHEN DOCUMENTS AND CERTIFICATES ARE ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT ALL SUCH DOCUMENTS BE SENT BY REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

Any questions or requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Information Agent at its telephone number and location listed below. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

199 Water Street – 26th Floor

New York, NY 10038

Banks and Brokers Call: (212) 440-9800

Call Toll Free: (877) 901-6134